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               NEW PERSPECTIVES HEALTH MANAGEMENT LLC
    ----------------------------------------------------------
                         November 28, 2000

To:    DYNAMIC ASSOCIATES, INC.
       PERSPECTIVES HEALTH MANAGEMENT CORP.

- AND TO -

       THE NOTE HOLDERS OF DYNAMIC ASSOCIATES, INC. (collectively, the "Note Holders")

Dear Sirs:

Re:    Termination of Agreement for the Acquisition by New
       Perspectives Health Management LLC, a Delaware limited liability company of all of the Assets of Perspectives
       Health Management Corp., a Nevada corporation
       ("Perspectives")

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We write to confirm our mutual agreement to terminate our agreement for the acquisition of all of the assets and liabilities used in or related to the conduct of Perspective's health care services management businesses dated August 10, 2000 in all respects. If you are in agreement, we ask that you execute this Agreement where indicated below and return it to us. This termination will be legally binding upon execution and will be a final resolution of all matters between us in the matter of said acquisition agreement.
If Dynamic and Perspectives are in agreement with the terms and conditions set forth in this Agreement, please have two copies of this letter signed and returned to the Purchaser on or before November 28, 2000, 5:00 p.m., Dallas, Texas time.


PURCHASER:                           ACCEPTED AND AGREED TO:


NEW PERSPECTIVES HEALTH              PERSPECTIVES:
MANAGEMENT LLC
                                     PERSPECTIVES HEALTH MANAGEMENT CORP.

By:    /s/ Clayton Deardorff         By:  /s/ Clayton Deardorff
      -------------------------           --------------------------


Name:  Clayton Deardorff             Name: Clayton Deardorff
      -------------------------           --------------------------
Title: President                     Title:   President
      -------------------------
Date:    November 28, 2000           Date:    November 28, 2000




                                     DYNAMIC:

                                     DYNAMIC ASSOCIATES, INC.

                                     By:	/s/ Jan Wallace
                                          --------------------------
                                     Name:      Jan Wallace
                                     Title:     CEO and Chairman
                                     Date:      November 28, 2000